SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report: January 17, 2003

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida		25-1255406

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Goodlette Road North, Naples, Florida 34102
(Address of principal executive offices) (Zip code)

(239) 262-7600
(Registrant’s telephone number, including area code)

SIGNATURE
January 16, 2003 Press Release

ITEM 5. OTHER EVENTS.

On January 16, 2003, F.N.B. Corporation (the “Registrant”) announced financial results for the fourth quarter ended December 31, 2002. A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated January 16, 2003 with respect to the Registrant’s financial results for the fourth quarter and year ended December 31, 2002

ITEM 9. REGULATION FD DISCLOSURE.

On January 17, 2003, the Registrant held an investor conference call to discuss financial results for the fourth quarter and year ended December 31, 2002. All financial information contained herein is presented as of January 16, 2003, and the Registrant does not assume any obligation to update said information in the future.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

F.N.B. Corporation (Registrant)

Dated: January 17, 2003	/s/ Thomas E. Fahey Thomas E. Fahey Executive Vice President and Chief Financial Officer (Principal Financial Officer)